UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

R. L. McFeetors

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.         REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Janus Large Cap Growth Portfolio

Annual Report

December 31, 2006

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim Janus Large Cap Growth Portfolio

For the 12 months ended December 31, 2006, the Portfolio returned 2.38% while its benchmark, the S&P 500 index, returned 15.79%. Although the Portfolio underperformed the benchmark during 2006, when these results are combined with the results we generated in the preceding 12 months (2005), the Portfolio continued to outperform its benchmark on the two year annualized basis; it is the nature of a concentrated Portfolio.

Within the Portfolio, the sectors that detracted most from performance were, in order, healthcare, consumer discretionary and energy. Holdings in the financials sector made the largest positive contribution to performance during the time period, and select names within the energy sector also aided returns.

Sectors that detracted form performance included healthcare, consumer discretionary and energy. Within the healthcare sector, Unitedhealth Group, a leading healthcare provider, experienced weakness early in the year on concerns that its recent acquisition of Pacific Care Health Systems could result in slightly softer earnings in the first half of 2006. The stock came under further pressure in the spring amidst concerns about rising medical costs, as well as inquiries relating to back-dating of executive options. We exited this position over the summer.

Staying within the healthcare sector, generic drug manufacturer Teva Pharmaceuticals declined after a branded drug competitor proactively cut prices on its drug in an attempt to maintain market share in front of the expiration of its patent. Given that the patent expiration cycle will moderate slightly in the coming year, we chose to exit the position.

Within the consumer discretionary sector, we chose to exit our eBay position after becoming concerned about rising competitive threats to its core auction business, as well as about management departures. Staying within the group, Advanced Auto Parts also declined during the middle of the summer after guiding down future earnings estimates due to weaker-than-expected store traffic. This development invalidated our investment thesis on the stock, therefore the position was sold.

Looking at our energy holdings, Texas-based refiner Valero traded down in the middle of the year after gasoline prices fell. Declining gas prices had an adverse effect on the company’s margins and profitability. However, we have chosen to maintain our exposure to this stock, as refining capability is expected to remain a bottleneck in the energy complex over the next few years due to the lack of additional capacity coming on line.

Sectors that contributed to performance included materials and financials. Canadian-based Potash Corporation of Saskatchewan, a leading supplier of this key ingredient for fertilizer, gained after being added to the Portfolio. Potash was aided by reporting better-than-expected earnings and raising future earnings guidance. In addition, potash supply is expected to be limited in the coming year due to a flood at a competing potash supplier.

Within the financial sector, Goldman Sachs was the top performer, benefiting from continued robust global capital markets. We believe Goldman is well-positioned in fast-growing markets like Japan and China and its proprietary trading desk is a powerful driver of its business.

Despite technology making a negative contribution to overall performance due to weakness in Yahoo!, Apple was a strong performer during the period. We remain constructive on the name and expect Apple to garner continued market share gains in its critical laptop and desktop franchise. We believe expected continued success of its iPod franchise, and the launch of its new iPhone, further enhance Apple’s fundamental outlook.

Staying within the technology sector, Research in Motion, the distributor of wireless data service devices, recently reported stronger-than-expected earnings, which confirms that new subscriber growth is reaccelerating after the patent litigation was settled with NTP earlier this spring. We believe that subscriber growth will continue to be robust, given the successful launch of the Blackberry Pearl, a feature-rich, user-friendly device aimed at the “prosumer” (professional consumer) market. With only 6 million subscribers currently, we believe the total addressable market opportunity for Blackberry devices remains very large.

Looking ahead, we expect economic growth in the U.S. to moderate slightly from the current levels, but remain on a satisfactory upward trend. We expect interest rates to remain stable in the first half of 2007, given the outlook for slight moderation in economic growth. We believe equity markets remain attractively valued and that there is sufficient liquidity in the system.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

	Maxim Janus Large Cap Growth Portfolio	S&P 500 Index

05/21/2003	10,000.00	10,000.00
12/31/2003	11,634.00	12,172.12
12/31/2004	13,794.43	13,492.22
12/31/2005	16,436.07	14,156.53
12/31/2006	16,827.25	16,392.41

Maxim Janus Large Cap Growth Portfolio

Total Return –

One Year:	2.38%
Since inception:	15.25%

Portfolio Inception:	5/21/2003

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Janus Large Cap Growth Portfolio, made at its inception, with the performance of the S&P 500 Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Large Cap Growth Portfolio of the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2006 and for the period from May 21, 2003 (inception) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Large Cap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2006 and for the period from May 21, 2003 (inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 23, 2007

MAXIM SERIES FUND, INC.

Financial Statements and Financial Highlights for the Years Ended December 31, 2006 and 2005

Maxim Janus Large Cap Growth Portfolio

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS:
Investments in securities, market value (1)	$356,041,499
Cash	20,708
Collateral for securities loaned	29,206,798
Dividends and interest receivable	132,261
Subscriptions receivable	792,790

Total assets	386,194,056

LIABILITIES:
Due to investment adviser	317,449
Payable upon return of securities loaned	29,206,798
Redemptions payable	1,781,439

Total liabilities	31,305,686

NET ASSETS	$354,888,370

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$2,792,942
Additional paid-in capital	283,062,131
Net unrealized appreciation on investments	68,042,938
Accumulated net realized gain on investments	990,359

NET ASSETS	$354,888,370

NET ASSET VALUE PER OUTSTANDING SHARE	$12.71
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	150,000,000
Outstanding	27,929,417

(1) Cost of investments in securities:	$287,998,561

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
Interest	$1,508,696
Income from securities lending	41,468
Dividends	2,382,912

Total income	3,933,076

EXPENSES:
Management fees	3,528,134

NET INVESTMENT INCOME	404,942

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	47,803,384
Change in net unrealized appreciation on investments	(38,684,388)

Net realized and unrealized gain on investments	9,118,996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,523,938

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$404,942	$(800,179)
Net realized gain on investments	47,803,384	50,185,193
Change in net unrealized appreciation on investments	(38,684,388)	9,310,241

Net increase in net assets resulting from operations	9,523,938	58,695,255

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(407,061)
From net realized gains	(59,752,069)	(31,291,735)

Total distributions	(60,159,130)	(31,291,735)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	160,659,061	141,508,555
Reinvestment of distributions	60,159,130	31,291,735
Redemptions of shares	(148,263,833)	(233,600,729)

Net increase (decrease) in net assets resulting from share transactions	72,554,358	(60,800,439)

Total increase (decrease) in net assets	21,919,166	(33,396,919)

NET ASSETS:
Beginning of period	332,969,204	366,366,123

End of period (1)	$354,888,370	$332,969,204
	0	0
OTHER INFORMATION:

SHARES:
Sold	11,223,598	9,732,997
Issued in reinvestment of distributions	4,658,773	2,101,527
Redeemed	(10,318,911)	(16,044,780)

Net increase (decrease)	5,563,460	(4,210,256)

(1) Including undistributed net investment income	$0	$0

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,			Period Ended December 31,
	2006	2005	2004	2003 +

Net Asset Value, Beginning of Period	$14.89	$13.79	$11.63	$10.00

Income from Investment Operations

Net investment income	0.02
Net realized and unrealized gain	0.30	2.64	2.16	1.63

Total Income From Investment Operations	0.32	2.64	2.16	1.63

Less Distributions

From net investment income ~	(0.02)	0.00	0.00	(0.00)
From net realized gains	(2.48)	(1.54)

Total Distributions	(2.50)	(1.54)	0.00	0.00

Net Asset Value, End of Period	$12.71	$14.89	$13.79	$11.63

Total Return	2.38%	19.15%	18.57%	16.34%	w

Net Assets, End of Period ($000)	$354,888	$332,969	$366,366	$261,101

Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	*

Ratio of Net Investment Income (Loss) to
Average Net Assets	0.12%	(0.24%)	(0.23%)	(0.11%)	*

Portfolio Turnover Rate	69.04%	48.27%	27.31%	22.23%	w

+	The portfolio commenced operations on May 21, 2003.

~	The distribution from net investment income in 2003 was less than $0.01 per share.

w	Based on operations for the period shown and, accordingly, are not representative of a full year.

* Annualized

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.	ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-one portfolios. Interests in the Maxim Janus Large Cap Growth Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is currently offered only as an investment option for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used. In the event that trading on a security is halted prior to the end of the trading day due to a significant event, portfolio management will determine whether further pricing adjustment is necessary.

Fixed income and other securities are valued by independent pricing services approved by the Board of Directors.

While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing. Developments that might be considered significant events to trigger fair value pricing could be a natural disaster, government actions or significant fluctuations in domestic or foreign markets.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio has evaluated the impact that the adoption of FIN 48 will have on its financial position and the results of its operations and does not anticipate that there will be any adjustments required.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 shall be effective for financial statements issued for fiscal years beginning after November 15, 2007. The Portfolio is evaluating the impact that the adoption of FAS 157 will have on its financial position and the results of its operations. As such, any necessary adjustments pursuant to FAS 157 will be reflected on the semi-annual report for the period ending June 30, 2008.

2.	INVESTMENT ADVISORY AGREEMENT & OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.05% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

Effective April 1, 2006, GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, became the principal underwriter to distribute and market the Portfolio. Prior to that date, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, was the principal underwriter. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2006, there were thirty-one Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all funds for which they serve as Directors was $102,000 for the year ended December 31, 2006. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES & SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $213,214,506 and $216,401,157, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2006, the U.S. Federal income tax cost basis was $288,199,802. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $74,166,814 and gross depreciation of securities in which there was an excess of tax cost over value of $6,325,117, resulting in net appreciation of $67,841,697.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as “Collateral for securities loaned” in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2006, the Portfolio had securities on loan valued at $29,055,160 and received collateral of $29,206,798 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

	2006		2005
Distributions paid from:
Ordinary income	$404,942	$4	0
Long-term capital gain	59,754,188		31,291,735
	$60,159,130		$31,291,735

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed capital gains	1,191,600
Net accumulated earnings	1,191,600

Net unrealized appreciation on investments	67,841,697
Capital loss carryforwards	0
Post-October losses	0
Total accumulated gain on investments	$69,033,297

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales. For the year ended December 31, 2006 the Portfolio reclassified $2,119 from accumulated net realized gain on investments to undistributed net investment income. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2006, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

MAXIM SERIES FUND, INC.

MAXIM JANUS LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2006

COMMON STOCK

Shares	Value ($)

AGRICULTURE --- 1.75%

118,215 Monsanto Co	6,209,834
$6,209,834

BANKS --- 7.87%

257,235 Commerce Bancorp Inc ^^	9,072,678
532,085 Wells Fargo & Co	18,920,943
$27,993,621

BIOTECHNOLOGY --- 9.42%

92,205 Celgene Corp	5,304,554
135,025 Genentech Inc*	10,954,578
266,370 Gilead Sciences Inc*	17,295,404
$33,554,536

BROADCAST/MEDIA --- 1.20%

102,190 Comcast Corp*	4,279,717
$4,279,717

CHEMICALS --- 4.21%

98,450 Amylin Pharmaceuticals Inc ^^*	3,551,092
79,660 Potash Corp of Saskatchewan Inc ^^	11,429,617
$14,980,709

COMMUNICATIONS - EQUIPMENT --- 0.97%

91,540 QUALCOMM Inc	3,459,297
$3,459,297

COMPUTER HARDWARE & SYSTEMS --- 10.68%

313,070 Apple Computer Inc*	26,560,857
50,205 Research in Motion Ltd ^^*	6,415,195
932,335 Sun Microsystems Inc*	5,053,256
$38,029,308

COMPUTER SOFTWARE & SERVICES --- 2.82%

101,995 Electronic Arts Inc*	5,136,468
10,680 Google Inc*	4,917,926
$10,054,394

ELECTRONIC INSTRUMENTS & EQUIP --- 0.42%

35,130 Sony Corp sponsored ADR	1,504,618
$1,504,618

FINANCIAL SERVICES --- 3.13%

161,575 Moody's Corp	11,158,370
$11,158,370

GOLD, METALS & MINING --- 0.63%

55,210 Peabody Energy Corp	2,231,036
$2,231,036

HOTELS/MOTELS --- 0.94%

157,165 Melco PBL Entertainment Ltd ^^*	3,341,328
$3,341,328

HOUSEHOLD GOODS --- 6.26%

96,460 Kimberly-Clark Corp	6,554,457
244,825 Procter & Gamble Co	15,734,903
$22,289,360

INVESTMENT BANK/BROKERAGE FIRM --- 9.74%

64,550 Goldman Sachs Group Inc	12,868,043
558,713 KKR Private Equity Investors LP	12,766,592
191,170 Lazard Ltd ^^	9,049,988
$34,684,623

LEISURE & ENTERTAINMENT --- 3.00%

128,935 Harrah's Entertainment Inc	10,665,503
$10,665,503

MACHINERY --- 1.14%

42,595 Deere & Co	4,049,507
$4,049,507

MEDICAL PRODUCTS --- 1.37%

43,585 Alcon Inc ^^	4,871,495
$4,871,495

OIL & GAS --- 13.86%

50,260 Apache Corp	3,342,793
205,305 ConocoPhillips	14,771,695
51,405 EOG Resources	3,210,242
77,690 Hess Corp ^^	3,851,093
81,940 Occidental Petroleum Corp	4,001,130
188,105 Suncor Energy Inc ^^	14,843,366
104,425 Valero Energy Corp	5,342,383
$49,362,702

PERSONAL LOANS --- 4.60%

269,780 American Express Co	16,367,553
$16,367,553

RETAIL --- 3.14%

101,845 JC Penney Co Inc	7,878,729
70,715 Whole Foods Market Inc	3,318,655
$11,197,384

SPECIALIZED SERVICES --- 2.69%

146,555 Lamar Advertising Co*	9,583,231
$9,583,231

TELEPHONE & TELECOMMUNICATIONS --- 1.69%

302,025 Time Warner Telecom Inc*	6,019,358
$6,019,358

UTILITIES --- 3.68%

594,640 AES Corp*	13,105,866
$13,105,866

TOTAL COMMON STOCK --- 95.21%	$338,993,350

(Cost $270,950,412)

SHORT-TERM INVESTMENTS

Par Value ($)	Value ($)

17,055,000 Freddie Mac	17,048,149
4.890%, January 2, 2007

TOTAL SHORT-TERM INVESTMENTS --- 4.79%	$17,048,149

(Cost $17,048,149)

TOTAL MAXIM JANUS LARGE CAP GROWTH PORTFOLIO --- 100%	$356,041,499

(Cost $287,998,561)

Legend

* Non-income Producing Security

ADR – American Depository Receipt

^^ A portion or all of the security is on loan at December 31, 2006. The cash collateral received for the security on loan has been invested in an undivided joint repurchase agreement, 5.33%, to be repurchased on 01/02/07, collateralized by U.S. Government or U.S. Agency Mortgage securities.

See Notes to Financial Statements.

Summary of Investments by Sector

Maxim Janus Large Cap Growth Portfolio
December 31, 2006
Unaudited

		% of Portfolio
Sector	Value ($)	Investments
Communications	13,758,372	3.86%
Consumer Products & Services	57,076,806	16.03%
Financial Services	90,204,167	25.34%
Health Care Related	38,426,031	10.79%
Industrial Products & Services	19,030,216	5.34%
Natural Resources	57,803,572	16.24%
Short Term Investments	17,048,149	4.79%
Technology	49,588,320	13.93%
Utilities	13,105,866	3.68%
	$ 356,041,499	100.00%

SHAREHOLDER EXPENSE EXAMPLE
Maxim Janus Large Cap Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs ( in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2006)	(12/31/2006)	(6/30/06-12/31/06)

Actual	$ 1,000.00	$ 1,097.79	$ 5.55

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,019.91	$ 5.35

*Expenses are equal to the Portfolio's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT* DIRECTORS
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Rex Jennings (81)	Director	March 22, 1988 to present	President Emeritus, Denver Metro Chamber of Commerce	31
Richard P. Koeppe (74)	Director	April 30, 1987 to present	Retired Educator	31
Sanford Zisman (66)	Director	March 19, 1982 to present	Attorney, Firm of Zisman, Ingraham and Daniel, P.C.	31
INTERESTED* DIRECTORS AND OFFICERS
*William T. McCallum (64)	Director and President	June 1, 2000 to present

Beginning January 1, 2006: Vice Chairman, Great-West Life & Annuity Insurance Company.

Through December 31, 2005: President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Co-President and Chief Executive Officer of Great-West Lifeco Inc.; President and Chief Executive Officer of GWL&A Financial Inc. and Canada Life Insurance Company of America (through February 13, 2006); President and Chief Executive Officer of First Great-West Life & Annuity Insurance Company and Alta Health & Life Insurance Company.

				31

Director, Great-West Lifeco Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., The Great-West Life Assurance Company, The Canada Life Assurance Company, and Canada Life Insurance Company of America.

*Mitchell T.G. Graye (51)	Director	June 1, 2000 to present

Executive Vice President and Chief Financial Officer of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, GWL&A Financial, Inc., the United States Operations of The Great-West Life Assurance Company, and the United States Operations for The Canada Life Assurance Company; Chairman and President, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, GWL Properties, Inc., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. and Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II; Executive Vice President, Orchard Trust Company, LLC

31

Director, Alta Health & Life Insurance Company, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., GWL Properties, Inc., Great-West Benefit Services, Inc.; Manager, GW Capital Management, LLC, Orchard Capital Management, LLC, Orchard Trust Company, LLC and FASCore, LLC.

*Graham McDonald (60)	Treasurer	November 29, 2001 to present

Senior Vice President, Corporate Administration of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America, GWL&A Financial, Inc., the United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Senior Vice President, Corporate Finance and Investment Operations of EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; Senior Vice President, Corporate and Investment Administration, FASCore, LLC; Senior Vice President and Treasurer, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, Greenwood Investments, LLC, and Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.

			31	Manager, Greenwood Investments, LLC, and GW Capital Management, LLC; Director, Great-West Benefit Services, Inc., GWL Properties, Inc., and GWFS Equities, Inc.

Beverly A. Byrne (51)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, the United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Vice President, Counsel and Secretary, FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Vice President and Counsel, Orchard Trust Company, LLC; Secretary and Chief Compliance Officer, GW Capital Management, LLC, Orchard Capital Management, LLC, GWFS Equities, Inc., and Advised Assets Group, LLC; Secretary and Compliance Officer, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., BenefitsCorp, Inc., and BenefitsCorp, Inc. of Wyoming; Secretary, Greenwood Investments, LLC and One Orchard Equities, Inc.

			31	None

*

Refers to a Director or officer who is an “interested person” of Maxim Series Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with the Fund or its investment adviser, GW Capital Management, LLC (doing business as Maxim Capital Management, LLC). A Director who is not an “interested person” of the Fund is referred to as an “Independent Director.”

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors**
Rex Jennings	$32,250	0	0	$32,250
Richard P. Koeppe	$32,250	0	0	$32,250

Sanford Zisman	$32,250	0	0	$32,250

** As of December 31, 2006, there were 31 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $272,700 for fiscal year 2005 and $278,850 for fiscal year 2006.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $35,300 for fiscal year 2005 and $35,300 for fiscal year 2006. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $133,810 for fiscal year 2005 and $147,360 for fiscal year 2006. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's

_________________________

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)

(2)  100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2005 equaled $499,505, and for fiscal year 2006 equaled $436,000.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

_________________________

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Mr. Rex Jennings comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ W. T. McCallum
W. T. McCallum
President

Date:	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. T. McCallum
W. T. McCallum
President

Date:	February 22, 2007

By:	/s/ G. R. McDonald
G. R. McDonald
Treasurer

Date:	February 22, 2007